Gross Amounts Due From Customers for Contract Work-In-Progress - Summary of Gross Amounts Due From Customers for Contract Work-in-progress (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Contract Assets [Abstract]
Construction costs	$ 31,778	$ 15,406
Attributable profit	744	366
Construction costs and attributable profit	32,522	15,772
Less: Progress billing received and receivable	(32,360)	(13,727)
Total gross amounts due from customers for contract work	$ 162	$ 2,045